Summary Prospectus	December 19, 2025

VRP
Invesco Variable Rate Preferred ETF
NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s Prospectus and Statement of Additional Information, both dated December 19, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.
Investment Objective
The Invesco Variable Rate Preferred ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the ICE Variable Rate Preferred & Hybrid Securities Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	None

Total Annual Fund Operating Expenses	0.50

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$629
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally will invest at least 90% of its total assets in the components of the Underlying Index, as well as American depositary receipts (“ADRs”) that represent securities in the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Underlying Index, which is a market capitalization-weighted index designed to track the performance of floating and variable rate investment grade and below investment grade U.S. dollar denominated preferred stock, as well as certain types of hybrid securities that are, in the judgment of the Index Provider, comparable to preferred stocks, that are issued by corporations in the U.S. domestic market. To be eligible for inclusion in the Underlying Index, the preferred stock or hybrid security must: (i) be publicly issued, (ii) be U.S.-registered or exempt from registration in the United States, (iii) have at least one day remaining to maturity and at least 18 months to maturity at the time of its issuance, (iv) be issued in either $25 or $1,000 par value increments, and (v) have a floating rate coupon or dividend, and must meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider. The Underlying Index may include fixed-to-floating rate preferred securities, which are securities that have an initial term with a fixed dividend rate and following this initial term bear a floating dividend rate.
In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights. Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance. Preferred stocks have economic characteristics similar to fixed-income securities; for example, preferred stocks generally pay dividends at a specified rate, which may be fixed or variable. Variable- or floating-rate preferred stocks pay dividends at rates that adjust periodically according to formulae intended generally to reflect market rates of interest, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Dividends may be paid on a variable rate percentage of the fixed par value at which the preferred stock is issued.
Hybrid securities that are comparable to preferred stock are those securities that, like traditional preferred stock, have preference over the common stock within an issuer’s capital structure, and are issued and traded in a similar manner to traditional preferred stock. Like preferred stock (but unlike debt securities or common stock), hybrid securities have the ability to defer dividend payments to stockholders and to extend their maturity dates to different durations.
The Underlying Index may include securities of large-, mid- and small-capitalization companies.
As of October 31, 2025, the Underlying Index was comprised of 321 constituents.
1     Invesco Variable Rate Preferred ETF
invesco.com/ETFs
P-VRP-SUMPRO-1

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the  Investment Company Act of 1940, as amended (the “1940 Act”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of August 31, 2025, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Underlying Index has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Underlying Index will rise in value.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, its Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to its Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Variable or Floating Rate Instruments Risk. Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Generally, floating rate securities carry lower yields than fixed notes of the same maturity.
Below Investment Grade Securities Risk. Like bonds, preferred stocks are rated by credit agencies, and the Fund may invest in preferred stocks with ratings that are below investment grade. Such stocks may be considered speculative or junk. Compared to higher quality securities, the value of below investment grade preferred securities may fluctuate more in response to company, political, regulatory or economic developments, and their values can decline significantly over short periods of time or during periods of economic difficulty. Because preferred securities may be subordinated to bonds or other debt instruments in an issuer's capital structure, an investment in below investment grade preferred stocks may carry an even greater risk of loss relative to an investment in a bond in the event of an issuer's bankruptcy.
Preferred Securities Risk. There are special risks associated with investing in preferred securities compared to those applicable generally to equity securities. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
Hybrid Securities Risk. Although generally considered an equity security within an issuer's capital structure, a hybrid security may exhibit characteristics akin to a debt security, convertible security, or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
Subordinated Debt Risk. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer's subsidiaries to incur further unsecured indebtedness.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or
2     Invesco Variable Rate Preferred ETF
invesco.com/ETFs

new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-capitalization companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-capitalization company, if any gain is realized at all.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Foreign Fixed-Income Investment Risk. Investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets, which could result in higher than normal redemptions by APs (as defined herein), which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of non-U.S. issuers may be less reliable than information related
3     Invesco Variable Rate Preferred ETF
invesco.com/ETFs

to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. As a result, trading spreads and the resulting premium or discount on the Fund’s Shares may widen, and, therefore, increase the difference between the market price of the Fund’s Shares and the NAV of such Shares.
Sampling Risk. The Fund's use of a representative sampling methodology may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the Underlying Index. The Fund’s use of a representative sampling methodology may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

4     Invesco Variable Rate Preferred ETF
invesco.com/ETFs

	Period Ended	Returns
Year-to-date	September 30, 2025	6.11%
Best Quarter	June 30, 2020	9.99%
Worst Quarter	March 31, 2020	-15.09%

Average Annual Total Returns (for the periods ended December 31, 2024)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	5/1/2014	11.40%	4.13%	5.10%
Return After Taxes on Distributions		9.39	2.51	3.41
Return After Taxes on Distributions and Sale of Fund Shares		7.30	2.75	3.44

ICE Variable Rate Preferred & Hybrid Securities Index (reflects no deduction for fees, expenses or taxes)1,[2]		11.58	—	—

Blended - ICE Variable Rate Preferred & Hybrid Securities Index (reflects no deduction for fees, expenses or taxes)[3]		11.58	4.41	5.36

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25	-0.33	1.35

S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)		9.20	2.69	4.20

1
Prior to its commencement date of March 5, 2021, performance for the Underlying Index is not available.
2
Prior to July 1, 2022, index returns reflect no deduction for fees, expenses or taxes. Effective July 1, 2022, index returns reflect no deduction for taxes, but include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Fund.
3
The Blended - ICE Variable Rate Preferred & Hybrid Securities Index reflects the performance of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, the previous underlying index, for the period from the Fund's inception through June 30, 2021, and the Underlying Index thereafter.
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	May 2014

Richard Ose	Co-Head of North America Fixed Income Portfolio Management and Senior Portfolio Manager of the Adviser	May 2014

Gary Jones	Senior Portfolio Manager of the Adviser	May 2014

Gregory Meisenger	Senior Portfolio Manager of the Adviser	May 2021

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
5     Invesco Variable Rate Preferred ETF
invesco.com/ETFs